Investment in debt securities (Tables)	12 Months Ended
Dec. 31, 2025
Investment in Debt Securities [Abstract]
Held to Maturity Investment in Debt Securities
The Company’s held to maturity investments comprise of corporate bonds with maturity of more than twelve months. The maturity schedule of the outstanding investments in debt securities as of December 31, 2025, is as follows:

Maturity date	Carrying amount
Due within 1 year	$—
Due in 1-5 years	2,918,353
Due in 5-10 years	—
Total	$2,918,353